H.T.E., INC.
                             STOCK OPTION AGREEMENT
                                       FOR

                              ---------------------

                                    AGREEMENT

         1. GRANT OF OPTION. H.T.E., Inc. (the "Company") hereby grants, as of ________, 1997, to ______________ (the "Optionee") an option (the "Option") to purchase up to ____ shares of the Company's _______ Common Stock, $.01 par value per share (the "Stock"), at an exercise price per share equal to $____. The Option shall be subject to the terms and conditions set forth herein. The Option was issued pursuant to the Company's 1997 Executive Incentive Compensation Plan (the "Plan"), which is incorporated herein for all purposes. The Option is a nonqualified stock option, and not an Incentive Stock Option. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof.

         2. DEFINITIONS. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

         3. EXERCISE SCHEDULE. Except as otherwise provided in Section 8 of this Agreement or, in the Plan, the Option shall be exercisable in whole or in part and cumulatively according to the following schedule:

                     20% on or after ______________, ____
                     20% on or after ______________, ____
                     20% on or after ______________, ____
                     20% on or after ______________, ____
                     20% on or after ______________, ____

The Option shall terminate on, and in no event shall the Option be exercisable after, ______________, ____.

         4. METHOD OF EXERCISE. This Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of shares of Stock in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the exercise price and (b) arrangements that are satisfactory to the Committee in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No shares of Stock will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Stock then may be traded.

         5. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; or (c) such other consideration or


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in such other manner as may be determined by the Committee, which other method, in the discretion of the Committee may include, without limitation, payment of the exercise price in whole or in part (i) with Stock, (ii) by a promissory note payable to the order of the Company in a form acceptable to the Committee, or (iii) by the Company retaining from the shares of Stock to be delivered upon exercise of the Option that number of shares of Stock having a Fair Market Value on the date of exercise equal to the option price for the number of shares of Stock with respect to which the Optionee exercises the Option.

         6. TERMINATION OF OPTION. Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

                           (a) three months after the date on which the
Optionee's employment with the Company is terminated for any reason other than by reason of (A) Cause, which, solely for purposes of this Agreement, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code of 1986, as amended) of the Optionee as determined by a medical doctor satisfactory to the Committee, or
(C) death;

                           (b) immediately upon the termination of the
Optionee's employment with the Company for Cause;

                           (c) twelve months after the date on which the
Optionee's employment with the Company is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code of 1986, as amended) as determined by a medical doctor satisfactory to the Committee;

                           (d) twelve months after the date of termination of
the Optionee's employment with the Company by reason of the death of the Optionee (or three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in paragraph (c) of this
Section 6).

                  Also, the Committee in its sole discretion may by giving written notice (the "cancellation notice") cancel, effective upon the date of the consummation of any Corporate Transaction described in Subsection 9(b)(ii) of the Plan, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such Corporate Transaction.

         7. TRANSFERABILITY. The Option is not transferable otherwise than by will or the laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          8. NO RIGHTS OF STOCKHOLDERS. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.


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         9. RESTRICTIONS WHILE STOCK IS NOT REGISTERED.

                           (a) RESTRICTED SHARES. The shares of Stock subject to
the Option specified in Section 1 and (a) all shares of the Company's capital stock received as a dividend or other distribution upon such shares, and (b) all shares of capital stock or other securities of the Company into which such shares may be changed or for which such shares shall be exchanged, whether through reorganization, recapitalization, stock split-ups or the like, shall be subject to the provisions of this Section 9 at all times, and only at those times, that the Stock is not registered under the Securities Act of 1933, as amended (the "Restricted Period") and are during the Restricted Period hereinafter referred to as "Restricted Shares."

                           (b) NO SALE OR PLEDGE OF RESTRICTED SHARES. Except as
otherwise provided herein, Optionee agrees and covenants that during the Restricted Period he or she will not sell, pledge, encumber or otherwise transfer or dispose of, and will not permit to be sold, encumbered, attached or otherwise disposed of or transferred in any manner, either voluntarily or by operation of law (all hereinafter collectively referred to as "transfers"), all or any portion of the Restricted Shares or any interest therein except in accordance with and subject to the terms of this Section 9.

                           (c) VOLUNTARY TRANSFER REPURCHASE OPTION. If Optionee
desires to effect a voluntary transfer of any of the Restricted Shares during the Restricted Period, Optionee shall first give written notice to the Company or such intent to transfer (the "Offer Notice") specifying (a) the number of the Restricted Shares (the "Offered Shares") and the date of the proposed transfer (which shall not be less than fifty (50) days after the giving of the Offer Notice), (b) the name, address, and principal business of the proposed transferee (the "Transferee"), and (c) the price and other terms and conditions of the proposed transfer of the Offered Shares to the Transferee. The Offer Notice by Optionee shall constitute an offer to sell all, but not less than all, of the Offered Shares, at the price specified in such Offer Notice, to the Company and/or its designated purchaser. If the Company desires to accept Optionee's offer to sell, either for itself or on behalf of its designated purchaser, the Company shall signify such acceptance by written notice to Optionee within fifty (50) days following the giving of the Option Notice. Failing such acceptance, Optionee's offer shall lapse on the fifty-first day following the giving of the Option Notice. With such written acceptance, the Company shall designate a day not later than ten days following the date of giving its notice of acceptance on which the Company or its designated purchaser shall deliver the purchase price of the Offered Shares (in the same form as provided in the Offer Notice) and Optionee shall deliver to the Company or its designated Purchaser, as applicable, all certificates evidencing the Offered Shares endorsed in blank for transfer or with separate stock powers endorsed in blank for transfer. Upon the lapse without acceptance by the Company of Optionee's offer to sell the Offered Shares, Optionee shall be free to transfer the Offered Shares not purchased by the Company or the designated purchaser to the Transferee (and no one else), for a price and on terms and conditions which are no more favorable to the Transferee than those set forth in the Offer Notice, for a period of thirty days thereafter, but after such period the restrictions of this Section 9 shall again apply to the Restricted Shares. The Offered Shares so transferred by Optionee to the Transferee shall continue to be subject to all of the terms and conditions of this Section 9 (including without limitation paragraph (f) of this Section 9) and the Company shall have the right to require, as a condition of such transfer, than the Transferee execute an agreement substantially in the form and content of the provisions of this
Section 9.

                           (d) INVOLUNTARY TRANSFER REPURCHASE OPTION. Whenever,
during the Restricted Period, Optionee has any notice or knowledge of any attempted, pending, or consummated involuntary transfer or lien or charge upon any of the Restricted Shares, whether by operation of law or otherwise, Optionee shall

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give immediate written notice thereof to the Company. Whenever the Company has any other notice or knowledge of any such attempted, impending, or consummated involuntary transfer, lien, or charge, it shall give written notice thereof to the Optionee. In either case, Optionee agrees to disclose forthwith to the Company all pertinent information in his possession relating thereto. If during the Restricted Period any of the Restricted Shares are subjected to any such involuntary transfer, lien, or charge, the Company and its designated purchaser shall at all times have the immediate and continuing option to purchaser such of the Restricted Shares upon notice by the Company to Optionee or other record holder at a price determined according to Section 9(g) below, and any of the Restricted Shares so purchased by the Company or its designated purchaser shall in every case be free and clear of such transfer, lien, or charge.

                           (e) EXCEPTED TRANSFERS. The provisions of Sections
9(b) and (c) shall not apply to transfers by Optionee to his or her spouse, lineal descendants or trustee of trusts for their benefit, provided, HOWEVER, that during the Restricted Period Optionee shall continue to be subject to all of the terms and provisions of this Section 9 with respect to any remaining present or future interest whatsoever he or she may have in the transferred Restricted Shares, and, FURTHER PROVIDED that during the Restricted Period the transferee of any such Restricted Shares shall likewise be subject to all such terms and conditions of this Section 9 as though such transferee were a party hereto.

                           (f) REPURCHASE OPTION ON EMPLOYMENT TERMINATION.
Anything set forth in this Agreement to the contrary notwithstanding, the Company shall have the right to purchase or designate a purchaser of all, but not less than all, of the Restricted Shares for the purchase price specified in
Section 9(g) below in the event any of the following conditions occur during the Restricted Period: (i) the death or permanent disability of Optionee or (ii) Optionee's employment relationship with the Company is either voluntarily or involuntarily terminated. For purposes of this Section 9(f), the "permanent disability" of Optionee shall be deemed to be an inability or incapacity of Optionee to render his customary services to the Company for a period of more than thirteen consecutive weeks or more than twenty-six weeks in the aggregate in any calendar year. Subsequent to an event described in this Section 9(f), the Company shall promptly cause the purchase price for the Restricted Shares to be determined. The Company shall have a period of ninety (90) days after the date of any such event to exercise its right to purchase hereunder. If such right of purchase is not exercised within the aforementioned ninety (90) day period, the Restricted Shares as to which such time period has expired shall no longer be subject to any of the limitations imposed by the provisions of this Agreement. If the Company chooses to exercise its right to purchase the Restricted Shares hereunder, the Company shall give its notice of acceptance to Optionee or his or her legal representative within the aforesaid ninety (90) day period, specifying in such notice a date not later than ten (10) days following the date of giving such notice on which the Company or its designated purchaser shall deliver, or be prepared to deliver the check or promissory note for the purchase price and Optionee or his or her legal representative shall deliver all stock certificates evidencing such Restricted Shares duly endorsed in blank for transfer or with separate stock powers endorsed in blank for transfer.

                           (g) REPURCHASE PRICE. For purposes of Section 9(c)
and (f) hereof, the per share purchase price of Restricted Shares shall be an amount equal to the fair market value of such share, determined in good faith by the Board of Directors of the Company as of the date of the event giving rise to the Company's right to purchase such Restricted Shares. The purchase price shall, at the option of the Company, be payable in cash or in the form of the Company's promissory note payable in up to three equal annual installments commencing 12 months after the acquisition by the Company ("Acquisition Date") of the Restricted Shares, together with interest on the unpaid balance thereof at the rate equal to the prime rate of interest of Citibank, N.A. on the Acquisition Date.

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         10. REGISTRATION RIGHTS AGREEMENT. If the Company requests and as a condition of the Company issuing and delivering the shares of the Stock to the Optionee upon his or her exercise of the Option, the Optionee shall enter into and execute and deliver to the Company a certain "Registration Rights Agreement" in regard to the shares of Stock to be issued to the Optionee (a copy of the Registration Rights Agreement is attached hereto as Exhibit A).

         11. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached to this Agreement as Exhibit B.

         12. CHANGE IN CONTROL. The provisions of Section 9 of the Plan, relating to Changes in Control, shall apply with respect to this Option.

         13. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

         14. LAW GOVERNING. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Florida.

         15. INTERPRETATION. The Optionee accepts the Option subject to all the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan and this Agreement.

         16. NOTICES. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Chief Financial Officer at 390 N. Orange Avenue, Suite 2000, Orlando, FL 32801, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____ day of _____________,____.

                                         COMPANY:

                                         H.T.E., INC.

                                         By:______________________________
                                              Dennis J. Harward, President


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         Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.




Dated:_________________________                      OPTIONEE:

                                                     By:_______________________
                                                            _______________


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